    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 1996
                                             REGISTRATION STATEMENT NO. 33-63765
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                 POST-EFFECTIVE
                                   AMENDMENT
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                       PAXSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)
                             ---------------------

           DELAWARE                         4832                        59-3212788
(State or other jurisdiction of  (Primary Standard Industrial        (I.R.S. Employer
incorporation or organization)   Classification Code Number)      Identification Number)

                             ---------------------
                      SEE TABLE OF ADDITIONAL REGISTRANTS
                             ---------------------
                            601 CLEARWATER PARK ROAD
                         WEST PALM BEACH, FLORIDA 33401
                                 (407) 659-4122
    (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)
                           ANTHONY L. MORRISON, ESQ.
                 SECRETARY, VICE PRESIDENT AND GENERAL COUNSEL
                       PAXSON COMMUNICATIONS CORPORATION
                            601 CLEARWATER PARK ROAD
                         WEST PALM BEACH, FLORIDA 33401
                                 (407) 659-4122
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                    COPY TO:
                           MICHAEL L. JAMIESON, ESQ.
                                HOLLAND & KNIGHT
                       400 NORTH ASHLEY DRIVE, SUITE 2300
                              TAMPA, FLORIDA 33602
                                 (813) 227-8500
                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                                       PROPOSED
                                                       PROPOSED        MAXIMUM
                                      AMOUNT           MAXIMUM        AGGREGATE       AMOUNT OF
   TITLE OF EACH CLASS OF              TO BE        OFFERING PRICE     OFFERING      REGISTRATION
 SECURITIES TO BE REGISTERED        REGISTERED     PER SECURITY(1)     PRICE(1)          FEE
---------------------------------------------------------------------------------------------------
11 5/8% Senior Subordinated
  Notes due 2002.............      $230,000,000          100%        $230,000,000      $79,311
---------------------------------------------------------------------------------------------------
Guarantees of Senior Subordi-
  nated Notes due 2002.......           --                --              --            --(2)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457 solely for the purposes of calculating the registration fee.
(2) Pursuant to Rule 457 (n) no registration fee is payable with respect to the Guarantees.
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Paxson Communications Corporation (the "Company" or "PCC") and two other Registrants that are its direct or indirect subsidiaries are Delaware corporations (collectively referred to as the "Delaware Corporations"). The Delaware Corporations' Certificates of Incorporation and Bylaws contain provisions limiting the personal liability of its directors for monetary damages resulting from breaches of their duty of care to the extent permitted by Section 102(b)(7) of the Delaware General Corporation Law. The Delaware Corporations' Certificates of Incorporation and Bylaws also contain provisions making indemnification of the Delaware Corporations' directors and officers mandatory to the fullest extent permitted by the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary.

     The Delaware General Corporation Law permits the indemnification by a Delaware corporation of its directors, officers, employees and other agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than derivative actions which are by or in the right of the corporation) if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was illegal. A similar standard of care is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action and require court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation.

     Eight of the Registrants are Florida limited partnerships. Such Registrants' Agreements of Limited Partnership contain provisions indemnifying the general partner for any loss, expense (including attorneys' fees) or damage incurred by reason of any act or omission by it in good faith on behalf of the partnership and in a manner that it reasonably believes to be within the scope of authority granted to it under the limited partnership agreement and in the best interest of the partnership (but not, in any event, any loss, expense or damage incurred by a general partner by reason of gross negligence or willful misconduct).

     The Florida Revised Uniform Limited Partnership Act (the "Limited Partnership Act") provides general partners of a limited partnership the same rights and powers, except as provided in the Limited Partnership Act or in the partnership agreement, as a partner in a general partnership. The Florida Uniform Partnership Act provides that the partnership must indemnify every partner for payments made and personal liabilities reasonably incurred in the ordinary and proper conduct of the partnership's business or for the preservation of its business or property.

     All of the remaining Registrants are direct or indirect subsidiaries of Paxson Communications Corporation and are Florida corporations (collectively referred to as the "Florida Corporations"). The Florida Corporations' Bylaws contain provisions making indemnification of the Florida Corporations' officers and directors mandatory to the fullest extent permitted by Florida law. The Florida Business Corporation Act permits the indemnification by a Florida corporation of its directors, officers, employees and other agents against liability in connection with any proceeding, including any appeal thereof (other than derivative actions which are by or in the right of the corporation), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was illegal.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits

 EXHIBIT NO.                                      DESCRIPTION
------------- -----------------------------------------------------------------------------------
 3.1.1    --  Certificate of Incorporation of the Company**
 3.1.2    --  The Company's Certificate of Designations of PCC's 15% Cumulative Compounding
              Redeemable Preferred Stock*
 3.1.3    --  The Company's Certificate of Designations of PCC's Series B 15% Cumulative
              Compounding Redeemable Preferred Stock**
 3.1.4    --  The Company's Certificate of Designations of PCC's Junior Cumulative Compounding
              Redeemable Preferred Stock**
 3.1.5    --  Bylaws of the Company*
 3.2.1    --  Articles of Incorporation of Paxson Communications of Florida, Inc.+
 3.2.2    --  Bylaws of Paxson Communications of Florida, Inc.+
 3.3.1    --  Articles of Incorporation of Paxson Communications LP, Inc.+
 3.3.2    --  Bylaws of Paxson Communications LP, Inc.+
 3.4.1    --  Articles of Incorporation of Paxson Communications Management Company+
 3.4.2    --  Bylaws of Paxson Communications Management Company+
 3.5.1    --  Articles of Incorporation of Paxson Communications Marketing, Inc.+
 3.5.2    --  Bylaws of Paxson Communications Marketing, Inc.+
 3.6.1    --  Articles of Incorporation of Paxson Communications Networks, Inc.+
 3.6.2    --  Bylaws of Paxson Communications Networks, Inc.+
 3.7.1    --  Articles of Incorporation of Excel Marketing Enterprises, Inc.+
 3.7.2    --  Bylaws of Excel Marketing Enterprises, Inc.+
 3.8.1    --  Articles of Incorporation of Paxson Outdoor, Inc.+
 3.8.2    --  Bylaws of Paxson Outdoor, Inc.+
 3.9.1    --  Articles of Incorporation of Paxson Networks, Inc.+
 3.9.2    --  Bylaws of Paxson Networks, Inc.+
 3.10.1   --  Articles of Incorporation of Paxson Communications Television, Inc.+
 3.10.2   --  Bylaws of Paxson Communications Television, Inc.+
 3.11.1   --  Limited Partnership Agreement of Paxson Broadcasting of Jacksonville, Limited
              Partnership+
 3.11.2   --  Certificate of Limited Partnership of Paxson Broadcasting of Jacksonville, Limited
              Partnership+
 3.12.1   --  Limited Partnership Agreement of Paxson Broadcasting Of Miami, Limited Partnership+
 3.12.2   --  Certificate of Limited Partnership of Paxson Broadcasting of Miami, Limited
              Partnership+
 3.13.1   --  Limited Partnership Agreement of Paxson Broadcasting Of Orlando, Limited
              Partnership+
 3.13.2   --  Certificate of Limited Partnership of Paxson Broadcasting of Orlando, Limited
              Partnership+
 3.14.1   --  Limited Partnership Agreement of Paxson Broadcasting of Tampa, Limited Partnership+
 3.14.2   --  Certificate of Limited Partnership of Paxson Broadcasting of Tampa, Limited
              Partnership+
 3.15.1   --  Limited Partnership Agreement of Paxson Tampa License Limited Partnership+
 3.15.2   --  Certificate of Limited Partnership of Paxson Tampa License Limited Partnership+
 3.16.1   --  Limited Partnership Agreement of Paxson Jacksonville License Limited Partnership+
 3.16.2   --  Certificate of Limited Partnership of Paxson Jacksonville License Limited
              Partnership+
 3.17.1   --  Limited Partnership Agreement of Paxson Miami License Limited Partnership+

 EXHIBIT NO.                                      DESCRIPTION
------------- -----------------------------------------------------------------------------------
 3.17.2   --  Certificate of Limited Partnership of Paxson Miami License Limited Partnership+
 3.18.1   --  Limited Partnership Agreement of Paxson Orlando License Limited Partnership+
 3.18.2   --  Certificate of Limited Partnership of Paxson Orlando License Limited Partnership+
 3.19.1   --  Articles of Incorporation of Paxson Communications of Atlanta-14, Inc.+
 3.19.2   --  Bylaws of Paxson Communications of Atlanta-14, Inc.+
 3.20.1   --  Articles of Incorporation of Paxson Atlanta License, Inc.+
 3.20.2   --  Bylaws of Paxson Atlanta License, Inc.+
 3.21.1   --  Articles of Incorporation of Paxson Communications of Boston-60, Inc.+
 3.21.2   --  Bylaws of Paxson Communications of Boston-60, Inc.+
 3.22.1   --  Articles of Incorporation of Paxson Boston License, Inc.+
 3.22.2   --  Bylaws of Paxson Boston License, Inc.+
 3.23.1   --  Articles of Incorporation of Paxson Communications of Dallas-68, Inc.+
 3.23.2   --  Bylaws of Paxson Communications of Dallas-68, Inc.+
 3.24.1   --  Articles of Incorporation of Paxson Dallas License, Inc.+
 3.24.2   --  Bylaws of Paxson Dallas License, Inc.+
 3.25.1   --  Articles of Incorporation of Paxson Communications of New London-26, Inc.+
 3.25.2   --  Bylaws of Paxson Communications of New London-26, Inc.+
 3.26.1   --  Articles of Incorporation of Paxson New London License, Inc.+
 3.26.2   --  Bylaws of Paxson New London License, Inc.+
 3.27.1   --  Articles of Incorporation of Paxson Communications of Philadelphia-61, Inc.+
 3.27.2   --  Bylaws of Paxson Communications of Philadelphia-61, Inc.+
 3.28.1   --  Articles of Incorporation of Paxson Philadelphia License, Inc.+
 3.28.2   --  Bylaws of Paxson Philadelphia License, Inc.+
 3.29.1   --  Articles of Incorporation of Paxson Communications of Miami-35, Inc.+
 3.29.2   --  Bylaws of Paxson Communications of Miami-35, Inc.+
 3.30.1   --  Articles of Incorporation of Paxson Communications of San Jose-65, Inc.+
 3.30.2   --  Bylaws of Paxson Communications of San Jose-65, Inc.+
 3.31.1   --  Articles of Incorporation of Paxson San Jose License, Inc.+
 3.31.2   --  Bylaws of Paxson San Jose License, Inc.+
 3.32.1   --  Articles of Incorporation of Paxson Communications of Tampa-66, Inc.+
 3.32.2   --  Bylaws of Paxson Communications of Tampa-66, Inc.+
 3.33.1   --  Articles of Incorporation of Paxson Communications of West Palm Beach-25, Inc.+
 3.33.2   --  Bylaws of Paxson Communications of West Palm Beach-25, Inc.+
 3.34.1   --  Articles of Incorporation of Paxson West Palm Beach License, Inc.+
 3.34.2   --  Bylaws of Paxson West Palm Beach License, Inc.+
 3.35.1   --  Articles of Incorporation of Paxson Communications of Los Angeles-30, Inc.+
 3.35.2   --  Bylaws of Paxson Communications of Los Angeles-30, Inc.+
 3.36.1   --  Articles of Incorporation of Paxson Los Angeles License, Inc.+
 3.36.2   --  Bylaws of Paxson Los Angeles License, Inc.+
 3.37.1   --  Articles of Incorporation of Paxson Communications of Minneapolis-41, Inc.+
 3.37.2   --  Bylaws of Paxson Communications of Minneapolis-41, Inc.+

 EXHIBIT NO.                                      DESCRIPTION
------------- -----------------------------------------------------------------------------------
 3.38.1   --  Articles of Incorporation of Paxson Communications of St. Louis-13, Inc.+
 3.38.2   --  Bylaws of Paxson Communications of St. Louis-13, Inc.+
 3.39.1   --  Articles of Incorporation of Paxson Minneapolis License, Inc.+
 3.39.2   --  Bylaws of Paxson Minneapolis License, Inc.+
 3.40.1   --  Articles of Incorporation of Paxson Communications of Cookeville, Inc.+
 3.40.2   --  Bylaws of Paxson Communications of Cookeville, Inc.+
 3.41.1   --  Articles of Incorporation of Paxson Cookeville License, Inc.+
 3.41.2   --  Bylaws of Paxson Cookeville License, Inc.+
 3.42.1   --  Articles of Incorporation of Paxson Communications of Ft. Pierce-34, Inc.+
 3.42.2   --  Bylaws of Paxson Communications of Ft. Pierce-34, Inc.+
 3.43.1   --  Articles of Incorporation of Paxson Communications of Orlando-56, Inc.+
 3.43.2   --  Bylaws of Paxson Communications of Orlando-56, Inc.+
 3.44.1   --  Articles of Incorporation of Paxson Communications of Houston-49, Inc.+
 3.44.2   --  Bylaws of Paxson Communications of Houston-49, Inc.+
 3.45.1   --  Articles of Incorporation of Paxson Houston License, Inc.+
 3.45.2   --  Bylaws of Paxson Houston License, Inc.+
 3.46.1   --  Certificate of Incorporation of Infomall TV Network, Inc.+
 3.46.2   --  Bylaws of Infomall TV Network, Inc.+
 3.47.1   --  Articles of Incorporation of Paxson St. Louis License, Inc.+
 3.47.2   --  Bylaws of Paxson St. Louis License, Inc.+
 3.48.1   --  Certificate of Incorporation of Infomall Cable Network, Inc.+
 3.48.2   --  Bylaws of Infomall Cable Network, Inc.+
 3.49.1   --  Articles of Incorporation of Paxson Communications of Cleveland-67, Inc.+
 3.49.2   --  Bylaws of Paxson Communications of Cleveland-67, Inc.+
 3.50.1   --  Articles of Incorporation of Paxson Communications of Washington-60, Inc.+
 3.50.2   --  Bylaws of Paxson Communications of Washington-60, Inc.+
 3.51.1   --  Articles of Incorporation of Paxson Washington License, Inc.+
 3.51.2   --  Bylaws of Paxson Washington License, Inc.+
 3.52.1   --  Articles of Incorporation of Paxson Communications of Phoenix-13, Inc.+
 3.52.2   --  Bylaws of Paxson Communications of Phoenix-13, Inc.+
 3.53.1   --  Articles of Incorporation of Paxson Phoenix License, Inc.+
 3.53.2   --  Bylaws of Paxson Phoenix License, Inc.+
 3.54.1   --  Articles of Incorporation of Infomall Los Angeles, Inc.+
 3.54.2   --  Bylaws of Infomall Los Angeles, Inc.+
 3.55.1   --  Articles of Incorporation of Paxson Communications of Milwaukee-55, Inc.+
 3.55.2   --  Bylaws of Paxson Communications of Milwaukee-55, Inc.+
 3.56.1   --  Articles of Incorporation of Paxson Communications of Denver-59, Inc.+
 3.56.2   --  Bylaws of Paxson Communications of Denver-59, Inc.+
 3.57.1   --  Articles of Incorporation of Paxson Communications of New York-43, Inc.+
 3.57.2   --  Bylaws of Paxson Communications of New York-43, Inc.+
 3.58.1   --  Articles of Incorporation of Paxson New York License, Inc.+

 EXHIBIT NO.                                      DESCRIPTION
------------- -----------------------------------------------------------------------------------
 3.58.2   --  Bylaws of Paxson New York License, Inc.+
 3.59.1   --  Articles of Incorporation of Paxson Communications of Akron-23, Inc.+
 3.59.2   --  Bylaws of Paxson Communications of Akron-23, Inc.+
 3.60.1   --  Articles of Incorporation of Paxson Akron License, Inc.+
 3.60.2   --  Bylaws of Paxson Akron License, Inc.+
 3.61.1   --  Articles of Incorporation of Paxson Communications of Dayton-26, Inc.+
 3.61.2   --  Bylaws of Paxson Communications of Dayton-26, Inc.+
 4.1      --  Indenture dated as of September 28, 1995 among the Company, The Bank of New York, as Trustee, and the Guarantors named therein (the "Indenture")+
 4.2.1    --  Form of Original Note No. 1 for $115,000,000, CUSIP No. 704231-AA-7, with Guarantee of Guarantors listed therein+
 4.2.2    --  Form of Original Note No. 2 for $115,000,000, CUSIP No. 704231-AA-7, with Guarantee of Guarantors listed therein+
 4.3      --  Form of New Note with Form of New Guarantee+
 4.4      --  Registration Rights Agreement dated as of September 28, 1995 by and among the
              Company, the Guarantors named therein and each of the Purchasers referred to therein+
 5        --  Legal Opinion of Holland & Knight+
 8        --  This exhibit has been withdrawn (see Exhibit 99.4)
 9        --  Amended and Restated Stockholders Agreement, dated as of December 22, 1994, by and among PCC and stockholders thereof**
10.1      --  Securities Purchase Agreement, dated as of September 22, 1995, by and among PCC, the Guarantors named therein and the Initial Purchasers named therein+
10.2      --  Stock Purchase Agreement, dated as of December 15, 1993, by and among PCC and certain purchasers of PCC securities**
10.3      --  Stock Purchase Agreement dated as of December 22, 1994, by and among PCC and certain purchasers of PCC securities**
10.4      --  Amended and Restated Stockholders Agreement dated as of December 22, 1994, by and among PCC and certain stockholders thereof (incorporated by reference to Exhibit 9)
10.5      --  Exchange and Consent Agreement dated as of December 22, 1994 by and among PCC and certain stockholders thereof**
10.9      --  Asset Purchase Agreement, dated as of March 10, 1994, by and between
              Phipps-Potamkin Television Partners and PCC*
10.10     --  Asset Purchase Agreement, dated as of March 31, 1994, by and between Paxson
              Communications of Atlanta-14, Inc. and TV-14, Inc.*
10.11     --  Time Brokerage Agreement dated as of March 31, 1994, by and between TV-14, Inc. and
              Paxson Communications of Atlanta-14, Inc.*
10.12     --  Asset Purchase Agreement between Delaware Valley Broadcasters Limited Partnership and PCC dated October 14, 1994**
10.13     --  Asset Purchase Agreement between Paxson Communications of New London-26, Inc. and
              R&R Media Corp. dated November 25, 1994**
10.14     --  Asset Purchase Agreement between PCC and Sandino Telecasters, Inc. dated December
              5, 1994**
10.15     --  Asset Purchase Agreement by and among Paxson Communications of San Jose-65, Inc.
              and Friendly Bible Church, Inc. and United Christian Broadcasting, Inc. dated
              December 21, 1994**

 EXHIBIT NO.                                      DESCRIPTION
------------- -----------------------------------------------------------------------------------
10.16     --  Asset Purchase Agreement by and among Channel 56 of Orlando, Inc., Treasure Coast
              Communications, Inc. and PCC dated December 23, 1994**
10.17     --  Asset Purchase Agreement by and among PCC and San Jacinto Television Corp. and
              DuPont Investment Group 85, Ltd. dated January 20, 1995**
10.18     --  Asset Purchase Agreement by and among Paxson Communications of Boston-60, Inc. and
              Paugus Television, Inc. and The Roger L. Putnam Trust and The Estate of Percival
              Lowell**
10.19     --  Warrant Agreement dated as of December 15, 1993 by and among PCC and William Watson as Warrant Agent*
10.20     --  Asset Purchase Agreement by and among Paxson Broadcasting of Tampa, L.P. and Largo
              Broadcasting Company dated July 20, 1994**
10.21     --  Asset Purchase Agreement between Paxson Broadcasting of Orlando, L.P. and Florida
              Media, Inc. dated September 23, 1994**
10.22     --  Asset Purchase Agreement between PCC and Tri-Talk Radio, L.C. dated February 24,
              1995**
10.23     --  Agreement between United Broadcast Group, Ltd. and Paxson Communications of
              Dallas-68, Inc. dated December 14, 1994 and related Joint Request for Approval of
              Settlement Agreement**
10.24     --  Warrant Agreement dated as of December 22, 1994 by and among PCC and William Watson as Warrant Agent**
10.25     --  Form of Employment Agreement dated as of June 30, 1994, by and between PCC and
              Lowell W. Paxson*
10.26     --  Paxson Communications Corp. Profit Sharing Plan*
10.27     --  Form of Paxson Communications Corp. Stock Incentive Plan*
10.29     --  Asset Purchase Agreement, dated as of March 31, 1995, by and among The Christian
              Network, Inc. and LeSea Broadcasting Corporation and PCC***
10.30     --  Stock Purchase Agreement, dated as of April 30, 1995, by and among Channel 59 of
              Denver, Inc. and David M. Drucker and Charles Ergen and PCC***
10.31     --  Asset Purchase Agreement, dated as of April 30, 1995, by and among Channel 59 of
              Denver, Inc. and Echonet Corporation and PCC***
10.32     --  First Letter Agreement, dated as of December 2, 1994, to Asset Purchase Agreement by and between Paxson Communications Corp. and Sandino Telecasters, Inc., dated as of December 5, 1994****
10.33     --  Second Letter Agreement, dated as of December 5, 1994, to Asset Purchase Agreement by and between Paxson Communications Corp. and Sandino Telecasters, Inc., dated as of December 5, 1994****
10.34     --  Third Amendment, dated as of May 17, 1995, to Asset Purchase Agreement by and between Paxson Communications Corp. and Sandino Telecasters, Inc., dated as of
              December 5, 1994****
10.35     --  First Amendment, dated as of May 17, 1995, to Asset Purchase Agreement by and between Paxson Communications of Boston-60, Inc., Paugus Television, Inc., The
              Roger L. Putnam Trust and The Estate of Percival Lowell, dated as of January 20,
              1995****
10.36     --  Asset Purchase Agreement, dated January 31, 1995, between Gary A. Rosen in his capacity as Bankruptcy Trustee for Flying A Communications, Inc. and Paxson
              Communications Corp.*****
10.37     --  Real Estate Sale and Purchase Agreement, dated as of May 18, 1995, by and between
              F&M Bank -- Martinsburg and Paxson Communications of Washington-60, Inc.*****

                                                  DESCRIPTION
 EXHIBIT NO.                                           -
-------------
10.38     --  Asset Purchase Agreement, dated as of June 1, 1995, by and between Channel 26 of
              Dayton, Inc. and Video Mall Communications, Inc. for Television Station WTJC-TV,
              Springfield, Ohio*****
10.39.1   --  Asset Purchase Agreement, dated as of May 23, 1995, by and among Whitehead Media,
              Inc., Morton J. Kent and Canton, Inc. for Television Station WOAC(TV) Canton,
              Ohio*****
10.39.2   --  Option Agreement dated December 29, 1995 by and among Whitehead Media, Inc.,
              Whitehead Media of Ohio, Inc., and Paxson Communications of Cleveland-67, Inc. for
              WOAC (TV), Channel 67, Canton, Ohio+
10.39.3   --  Time Brokerage Agreement, dated October 30, 1995 between Whitehead Media, Inc. and
              Paxson Communications of Cleveland-67, Inc. for WOAC (TV), Channel 67, Canton, Ohio
10.39.4   --  Amendment to Time Brokerage Agreement, dated December 29, 1995 between Whitehead
              Media, Inc. and Paxson Communications of Cleveland-67, Inc. for WOAC (TV), Channel
              67, Canton, Ohio+
10.44.1   --  Time Brokerage Agreement, dated September 22, 1994, effective as of August 4, 1995, between Whitehead Media, Inc. and Paxson Communications Corporation for Television
              Station WTVX-TV Fort Pierce, Florida******
10.44.2   --  Option Agreement dated December 29, 1995 by and among Whitehead Media Inc.,
              Whitehead Media of Florida, Inc., and Paxson Communications of Ft. Pierce-34, Inc.
              for Television Station WTVX-TV Fort Pierce, Florida+
10.45.1   --  Amendment to Time Brokerage Agreement, dated as of April 19, 1995, between
              Whitehead Media, Inc. and Paxson Communications Corporation for Television Station
              WTVX-TV Fort Pierce, Florida******
10.45.2   --  Amendment To Time Brokerage Agreement, dated December 29, 1995 by and between
              Whitehead Media, Inc. and Paxson Communications of Ft. Pierce-34, Inc. for
              Television Station WTVX-TV, Ft. Pierce, Florida+
10.46     --  Non-compete Agreement dated August 18, 1995 between Paxson Communications
              Corporation and Lowell W. Paxson+
10.47     --  Asset Purchase Agreement dated as of August 23, 1995 by and among Valuevision
              International, Inc., VVI Bridgeport, Inc., VVI Akron, Inc., and Paxson
              Communications Corporation+
10.48     --  Time Brokerage Agreement dated August 31, 1995 by and between Channel 56 of
              Orlando, Inc. and Paxson Communications of Orlando-56 Inc. for Television Station
              WIRB(TV), Melbourne, Florida+
10.49     --  Loan Agreement dated August 31, 1995 among Paxson Communications of Orlando-56,
              Inc. and Channel 56 of Orlando, Inc.+
10.50     --  Time Brokerage Agreement dated August 31, 1995 by and between UHF Channel 59 Corp.
              and Paxson Communications of Denver-59, Inc. for Television Station KUBD(TV),
              Denver, Colorado+
10.51     --  Loan Agreement dated August 31, 1995 by and between Paxson Communications of
              Denver-59, Inc. and Channel 59 of Denver, Inc.+
10.52     --  Option Agreement dated August 31, 1995 by and among Paxson Communications of
              Denver-59, Inc., Channel 59 of Denver, Inc., and UHF Channel 59 Corp.+
10.53     --  Asset Purchase Agreement dated August 31, 1995 by and between Channel 13 of
              Flagstaff, Inc., Michael C. Gelfand, and Del Ray Television Company, Inc.+
10.54     --  Asset Purchase Agreement dated October 2, 1995 by and between Whitehead Media, Inc.
              and NGM Television Partners, Limited for Television Station WNGM-TV, Athens,
              Georgia+

 EXHIBIT NO.                                      DESCRIPTION
------------- -----------------------------------------------------------------------------------
10.55.1   --  Time Brokerage Agreement dated October 16, 1995 by and between Channel 26 of
              Dayton, Inc. and Paxson Communications of Dayton-26, Inc. for Television Station
              WTJC(TV), Springfield, Ohio+
10.55.2   --  Option Agreement dated December 29, 1995, by and between Whitehead Media, Inc.,
              Whitehead Media of Georgia, Inc., and Paxson Communications of Atlanta-14, Inc. for
              WNGM (TV), Channel 34, Athens, Georgia+
10.55.3   --  Time Brokerage Agreement dated December 29, 1995 by and between Whitehead Media of
              Georgia, Inc. and Paxson Communications of Atlanta-14, Inc. for WNGM (TV), Athens,
              Georgia+
10.56     --  Loan Agreement dated October 6, 1995 by and among Paxson Communications of
              Dayton-26, Inc. and Channel 26 of Dayton, Inc.+
10.57     --  Option Agreement dated October 6, 1995 by and between Paxson Communications of
              Dayton-26, Inc. and Channel 26 of Dayton, Inc.+
10.58     --  Asset Purchase Agreement dated August 25, 1995 by and between Channel 13 of St.
              Louis, Inc. and McEntee Broadcasting, Inc., for Television Station WCEE-TV, Mt.
              Vernon, Illinois+
10.59     --  Credit Agreement dated as of December 19, 1995, among PCC, the Lenders named therein, Union Bank, as Agent+
12        --  Statement re: Computation of Ratios+
21        --  List of Subsidiaries+
23        --  Consent of Holland & Knight (contained in Exhibit 5)
23.1      --  Consent of Price Waterhouse LLP, independent certified public accountants+
23.2      --  Consent of Ryals, Brimmer, Burek & Keelan, independent certified public accountants+
24        --  Powers of Attorney (included on signature pages of Registration Statement)+
25        --  Statement of Eligibility of Trustee, The Bank of New York, on Form T-1+
99.1      --  Form of Letter of Transmittal+
99.2      --  Form of Notice of Guaranteed Delivery+
99.3      --  Exchange Agent Agreement+
99.4      --  Letter to the Commission, dated January 24, 1996, requesting withdrawal of Exhibit
              8 to the Registration Statement

---------------

      * Filed with the Company's Registration Statement of Form S-4, dated September 26,
        1994, Registration No. 33-84416 and incorporated herein by reference.
     ** Filed with the Company's Annual Report on Form 10-K, dated March 31, 1995 and incorporated herein by reference.
    *** Filed with the Company's Quarterly Report on Form 10-Q, dated May 12, 1995 and incorporated herein by reference.
   **** Filed with the Company's Report on Form 8-K dated June 1, 1995 and incorporated herein by reference.
  ***** Filed with the Company's Quarterly Report on Form 10-Q, dated August 14, 1995 and incorporated herein by reference.
 ****** Filed with the Company's Report on Form 8-K, dated August 21, 1995 and incorporated herein by reference.
      + Previously filed.

     (b) Financial Statement Schedules

     All financial statement schedules are omitted because they are either not applicable or the required information is included in the financial statements or notes thereto appearing elsewhere in this Registration Statement.

     (c) Not Applicable.

ITEM 22.  UNDERTAKINGS.

     (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (b)(1) The undersigned Registrants hereby undertake as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Registrants undertake that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Registrants hereby undertake:

          (1) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

          (2) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, PAXSON COMMUNICATIONS CORPORATION, a Delaware corporation, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of West Palm Beach, State of Florida on February 1, 1996.

                                          PAXSON COMMUNICATIONS
                                          CORPORATION

                                          By:       /s/  ARTHUR D. TEK
                                            ------------------------------------
                                                       Arthur D. Tek
                                              Vice President, Treasurer and
                                                  Chief Financial Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                 SIGNATURES                                TITLE                     DATE
---------------------------------------------  -----------------------------  ------------------
              /s/  LOWELL W. PAXSON*           Chairman of the Board, Chief     February 1, 1996
---------------------------------------------    Executive Officer, and
              Lowell W. Paxson                   Director (Principal
                                                 Executive Officer)

                  /s/  ARTHUR D. TEK           Vice President, Chief            February 1, 1996
---------------------------------------------    Financial Officer, and
                Arthur D. Tek                    Director (Principal
                                                 Financial Officer)

            /s/  KENNETH M. GAMACHE*           Controller (Principal            February 1, 1996
---------------------------------------------    Accounting Officer)
             Kenneth M. Gamache

                /s/  JAMES B. BOCOCK*          President, Chief Operating       February 1, 1996
---------------------------------------------    Officer, and Director
               James B. Bocock

             /s/  MICHAEL J. MAROCCO*          Director                         February 1, 1996
---------------------------------------------
             Michael J. Marocco

              /s/  JOHN A. KORNREICH*          Director                         February 1, 1996
---------------------------------------------
              John A. Kornreich

         /s/  J. PATRICK MICHAELS, JR.*        Director                         February 1, 1996
---------------------------------------------
          J. Patrick Michaels, Jr.

               /s/  S. WILLIAM SCOTT*          Director                         February 1, 1996
---------------------------------------------
              S. William Scott

       *By:    ARTHUR D. TEK
---------------------------------------------
               Arthur D. Tek,
              Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrants listed directly below have duly caused this Post-Effective Amendment to Registration Statement to be signed on each their behalfs, respectively, by the undersigned, thereunto duly authorized in the City of West Palm Beach, State of Florida on February 1, 1996.

                                        PAXSON COMMUNICATIONS TELEVISION, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF FLORIDA, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS LP, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS MANAGEMENT
                                        COMPANY
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS MARKETING, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS NETWORKS, INC.
                                        (a Florida corporation)

                                        PAXSON OUTDOOR, INC.
                                        (a Florida corporation)

                                        PAXSON NETWORKS, INC.
                                        (a Florida corporation)

                                        EXCEL MARKETING ENTERPRISES, INC.
                                        (a Florida corporation)

                                        INFOMALL CABLE NETWORK, INC.
                                        (a Delaware corporation)

                                        INFOMALL TV NETWORK, INC.
                                        (a Delaware corporation)

                                        INFOMALL LOS ANGELES, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF AKRON-23, INC.
                                        (a Florida corporation)

                                        PAXSON AKRON LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF ATLANTA-14,
                                        INC. (a Florida corporation)

                                        PAXSON ATLANTA LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF BOSTON-60, INC.
                                        (a Florida corporation)

                                        PAXSON BOSTON LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        CLEVELAND-67, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        (a Florida corporation)

                                        PAXSON COOKEVILLE LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF DALLAS-68, INC.
                                        (a Florida corporation)

                                        PAXSON DALLAS LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF DAYTON-26, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF DENVER-59, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        FT. PIERCE-34, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        HOUSTON-49, INC.
                                        (a Florida corporation)

                                        PAXSON HOUSTON LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        LOS ANGELES-30, INC.
                                        (a Florida corporation)

                                        PAXSON LOS ANGELES LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF MIAMI-35, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        MILWAUKEE-55, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        MINNEAPOLIS-45, INC.
                                        (a Florida corporation)

                                        PAXSON MINNEAPOLIS LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        NEW LONDON-26, INC.
                                        (a Florida corporation)

                                        PAXSON NEW LONDON LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        NEW YORK-43, INC.
                                        (a Florida corporation)

                                        PAXSON NEW YORK LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        ORLANDO-56, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        PHILADELPHIA-61, INC.
                                        (a Florida corporation)

                                        PAXSON PHILADELPHIA LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        PHOENIX-13, INC.
                                        (a Florida corporation)

                                        PAXSON PHOENIX LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF ST. LOUIS, INC.
                                        (a Florida corporation)

                                        PAXSON ST. LOUIS LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        SAN JOSE-65, INC.
                                        (a Florida corporation)

                                        PAXSON SAN JOSE LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF TAMPA-66, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF
                                        WASHINGTON-60, INC.
                                        (a Florida corporation)

                                        PAXSON WASHINGTON LICENSE, INC.
                                        (a Florida corporation)

                                        PAXSON COMMUNICATIONS OF WEST PALM
                                        BEACH-25, INC.
                                        (a Florida corporation)

                                        PAXSON WEST PALM BEACH LICENSE, INC.
                                        (a Florida corporation)

                                        By:  /s/  ARTHUR D. TEK
                                        --------------------------------------
                                        Name: Arthur D. Tek
                                            Title: Vice President

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                 SIGNATURES                                TITLE                     DATE
---------------------------------------------  -----------------------------  ------------------
      /s/  LOWELL W. PAXSON*                   Chairman of the Board and      February 1, 1996
---------------------------------------------    Director (Principal
           Lowell W. Paxson                      Executive Officer)

          /s/  ARTHUR D. TEK                   Treasurer (Principal           February 1, 1996
---------------------------------------------    Financial Officer)
               Arthur D. Tek

    /s/  KENNETH M. GAMACHE*                   Controller (Principal          February 1, 1996
---------------------------------------------    Accounting Officer)
         Kenneth M. Gamache

*By:  ARTHUR D. TEK
----------------------------------------------
      Arthur D. Tek,
     Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrants listed directly below have duly caused this Post-Effective Amendment to the Registration Statement to be signed on each their behalfs, respectively, by the undersigned, thereunto duly authorized in the City of West Palm Beach, State of Florida on February 1, 1996.

                                          PAXSON BROADCASTING OF
                                            JACKSONVILLE, LIMITED PARTNERSHIP
                                           (a Florida partnership)

                                          PAXSON JACKSONVILLE LICENSE
                                            LIMITED PARTNERSHIP
                                           (a Florida partnership)

                                          PAXSON BROADCASTING OF MIAMI,
                                            LIMITED PARTNERSHIP
                                           (a Florida partnership)

                                          PAXSON MIAMI LICENSE LIMITED
                                            PARTNERSHIP
                                           (a Florida partnership)

                                          PAXSON BROADCASTING OF ORLANDO,
                                            LIMITED PARTNERSHIP
                                           (a Florida partnership)

                                          PAXSON ORLANDO LICENSE LIMITED
                                            PARTNERSHIP
                                           (a Florida partnership)

                                          PAXSON BROADCASTING OF TAMPA,
                                            LIMITED PARTNERSHIP
                                           (a Florida partnership)

                                          PAXSON TAMPA LICENSE LIMITED
                                            PARTNERSHIP
                                           (a Florida partnership)

                                          By: Paxson Communications of Florida,
                                            Inc., their general partner

                                          By:     /s/  LOWELL W. PAXSON*
                                            ------------------------------------
                                            Name:  Lowell W. Paxson
                                            Title:  Director

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                 SIGNATURES                                TITLE                     DATE
---------------------------------------------  -----------------------------  ------------------
              /s/  LOWELL W. PAXSON*           Chairman of the Board and      February 1, 1996
---------------------------------------------    sole Director
                   Lowell W. Paxson

            *By:  ARTHUR D. TEK
---------------------------------------------
               Arthur D. Tek,
              Attorney-in-Fact